UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22223

Arden Sage Multi-Strategy Master Fund, L.L.C.

(Exact name of registrant as specified in charter)

Arden Asset Management LLC

375 Park Avenue, 32nd Floor

New York, NY 10152

(Address of principal executive offices) (Zip code)

SEI Investments Global Fund Services

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-751-5252

Date of fiscal year end: March 31

Date of reporting period: March 31, 2013

Item 1.	Reports to Stockholders.

ARDEN SAGE MULTI-STRATEGY MASTER FUND, L.L.C.

Consolidated Financial Statements

For the year ended March 31, 2013

Arden Sage Multi-Strategy Master Fund, L.L.C.

Financial Statements:

The Master Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Master Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Master Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling collect (212) 751-5252; and (ii) on the Commission’s website at http://www.sec.gov.

Anchin, Block & Anchin LLP Accountants & Advisors 1375 Broadway New York, NY 10018 212 840-3456 www.anchin.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and

Members of Arden Sage Multi-Strategy Master Fund, L.L.C.

We have audited the accompanying statement of assets and liabilities including the consolidated schedule of investments, of Arden Sage Multi-Strategy Master Fund, L.L.C. as of March 31, 2013 and the related consolidated statements of operations and cash flows for the year then ended, and consolidated statement of changes in members’ capital for each of the two years in the period then ended and consolidated financial highlights for each of the four years in the period then ended and the period January 1, 2009 (commencement of operations) through March 31, 2009. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by the management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned at March 31, 2013, by correspondence with the custodian and portfolio funds or by other appropriate auditing procedures where replies from portfolio funds were not received. We believe that our audits provided a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above, present fairly, in all material respects, the financial position of Arden Sage Multi-Strategy Master Fund, L.L.C. as of March 31,2013, and the results of its operations and its cash flows for the year then ended, and statement of changes in members’ capital for each of the two years in the period ended and the financial highlights for each of the four years in the period then ended and the period January 1, 2009 (commencement of operations) through March 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

New York, New York

May 29, 2013

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Schedule of Investments

March 31, 2013

Portfolio Fund	Cost	Value	%* of Members’ Capital	Liquidity**
Equity (Long/Short) - Variable Exposure:
Cobalt Partners L.P.	$5,816,602	$6,610,090	4.34%	Semi-Annually
JHL Capital Group Fund Ltd.	4,291,393	4,888,981	3.21%	Quarterly
Lakewood Capital Partners, L.P.	8,907,744	11,324,577	7.43%	Quarterly
Newbrook Capital Partners L.P.	9,300,000	9,823,375	6.44%	Quarterly

Total Equity (Long/Short) - Variable Exposure	28,315,739	32,647,023	21.42%

Multi - Event Driven:
Elliott International, Ltd.	5,198,585	6,365,927	4.18%	Quarterly
Empyrean Capital Overseas Fund, Ltd.	4,815,313	5,039,885	3.31%	Quarterly
Eton Park Fund, L.P.	269,303	368,274	0.23%	Annually
Eton Park Overseas Ltd.	742,202	774,363	0.51%	Annually
Fir Tree Value Fund, L.P.	5,193,941	6,873,306	4.51%	Quarterly

Total Multi - Event Driven	16,219,344	19,421,755	12.74%

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Schedule of Investments (continued)

March 31, 2013

Portfolio Fund	Cost	Value	%* of Members’ Capital	Liquidity**
Equity (Market Neutral) - Fundamental/Trading:
Citadel Global Equities Fund, Ltd.	$8,500,000	$10,097,207	6.62%	Monthly
Millennium International, Ltd.	4,781,250	5,378,094	3.53%	Quarterly

Total Equity (Market Neutral) - Fundamental/Trading	13,281,250	15,475,301	10.15%

Equity (Market Neutral) - Quantitative:
Macquarie Asia Alpha US Feeder Fund	6,500,000	6,587,100	4.32%	Monthly
OxAM Quant Fund (International) Ltd.	6,500,000	6,799,650	4.46%	Monthly

Total Equity (Market Neutral) - Quantitative	13,000,000	13,386,750	8.78%

Credit - Event:
Redwood Offshore Fund, Ltd.	8,433,923	12,186,569	8.00%	Biannually

Equity - Event:
BHR Master Fund, Ltd.	5,398,087	7,077,974	4.65%	Quarterly
Luxor Capital Partners, L.P.	4,551,139	5,095,301	3.34%	Quarterly

Total Equity - Event	9,949,226	12,173,275	7.99%

Equity (Long/Short) - Sector/Region:
Artha Emerging Markets Fund, L.P.	321,469	323,590	0.21%	Quarterly
Criterion Horizons Fund, L.P.	6,092,964	6,837,111	4.49%	Monthly
Kylin Fund, L.P.	3,366,599	3,318,620	2.18%	Quarterly

Total Equity (Long/Short) - Sector/Region	9,781,032	10,479,321	6.88%

Stressed / Distressed Credit:
York Credit Opportunities Fund, L.P.	4,848,408	6,686,890	4.39%	Annually

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Schedule of Investments (concluded)

March 31, 2013

Portfolio Fund	Cost	Value	%* of Members’ Capital	Liquidity**
Convertible Arbitrage:
Linden Investors, L.P.	$1,843,792	$1,939,700	1.27%	Quarterly

Total Portfolio Funds	105,672,714	124,396,584	81.62%

Cash Equivalent:
SEI Daily Income Trust Treasury Fund, Cl A, 0.01%	2,583,978	2,583,978	1.69%	Daily

Total Investments(1)	$108,256,692	$126,980,562	83.31%

*	Percentages are based on Members’ Capital at the end of the period of $152,404,402.
**	Liquidity terms shown apply after initial lock-up provisions. See Notes 11.B and 13 for a description of initial lock-up provisions.
(1)

The Master Fund has established a line of credit agreement with Societe Generale that is collateralized by a security interest in the Master Fund’s custody account. See Note 7 for additional information.

All Portfolio Funds are non-income producing.

At March 31, 2013, the aggregate cost of investments for tax purposes was $105,672,714. Net unrealized appreciation on investments for tax purposes was $18,723,870 consisting of $18,771,849 of gross unrealized appreciation and ($47,979) of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 81.62% of Members’ Capital have been fair valued as described in Note 3.B.

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statement of Assets and Liabilities

March 31, 2013

Assets
Investments in Portfolio Funds, at fair value (cost $105,672,714)	$124,396,584
Receivable from Portfolio Funds	52,494,389
Fund investments made in advance	6,500,000
Cash and cash equivalents	4,827,507
Receivable from investments sold	4,315,444
Other assets	38,596

Total assets	192,572,520

Liabilities
Redemptions payable	39,600,000
Deferred income tax payable	224,858
Professional fee payable	157,543
Advisory fee payable	142,899
Board of Managers’ fees payable	13,500
Line of credit payable	10,274
Other accrued expenses	19,044

Total liabilities	40,168,118

Net Assets	$152,404,402

Members’ Capital
Net capital	$126,112,405
Accumulated net investment loss	(3,091,729)
Accumulated net realized loss on Portfolio Funds	(214,200)
Net unrealized appreciation on investments in Portfolio Funds	29,802,951
Deferred income taxes	(205,025)

Members’ Capital	$152,404,402

Net Asset Value Per Unit (based on 128,994 units outstanding)	$1,181.48

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statement of Operations

For the year ended March 31, 2013

Investment Income
Interest	$475

Total Investment Income	475

Expenses
Advisory fee	1,241,768
Professional fees	389,210
Line of credit fee	124,007
Insurance expense	110,442
Administration fee	101,218
Interest expense	35,109
Board of Managers’ fees	54,000
Custody fee	22,493
Other expenses	102,821

Total expenses	2,181,068

Net Investment Loss	(2,180,593)

Realized and Unrealized Gains on Investments in Portfolio Funds
Net Realized Gain on Investments in Portfolio Funds	5,444,821
Net Change in Unrealized Appreciation on Investments in Portfolio Funds	2,918,913
Deferred Income Taxes	(205,025)

Net Realized and Unrealized Gains	8,158,709

Net Increase in Members’ Capital derived from Operations	$5,978,116

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statements of Changes in Members’ Capital

	For the year ended March 31, 2013	For the year ended March 31, 2012
From Operations
Net investment loss*	$(2,180,593)	$(2,461,996)

Net realized gain on investments in Portfolio Funds	5,444,821	967,650
Net change in unrealized appreciation on investments in Portfolio Funds	2,918,913	4,493,347
Deferred income taxes	(205,025)	—

Net realized and unrealized gains	8,158,709	5,460,997

Net increase in Members’ Capital derived from operations	5,978,116	2,999,001

Dividends and Distributions to Members
Net investment income	(4,671,385)	—
Net realized long-term capital gains	(938,736)	—

	(5,610,121)	—

Members’ Capital Transactions
Sales of Units	11,482,000	92,078,757
Units transfer from Reorganization	—	115,619,285
Units issued in reinvestment of distributions	5,610,121	—
Redemptions of Units	(137,690,000)	(53,563,334)

	(120,597,879)	154,134,708

Net Increase (Decrease) in Members’ Capital	(120,229,884)	157,133,709
Members’ Capital at Beginning of Year	272,634,286	115,500,577

Members’ Capital at End of Year	$152,404,402	$272,634,286

Accumulated Net Investment Loss	$(3,091,729)	$(4,823,582)

*	Investment income less net expenses.

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Statement of Cash Flows

For the year ended March 31, 2013

Cash Flows Provided by Operating Activities
Net increase in Members’ Capital derived from operations	$5,978,116
Adjustments to reconcile net increase in Members’ Capital derived from operations to cash provided by operating activities:
Purchases of Portfolio Funds	(29,074,837)
Sales of Portfolio Funds	180,981,588
Net change in unrealized appreciation on investments in Portfolio Funds	(2,918,913)
Net realized gain on investments in Portfolio Funds	(5,444,821)
Increase in receivable from Portfolio Funds	(36,880,553)
Decrease in fund investments made in advance	2,000,000
Increase in receivable from investments sold	(4,315,444)
Increase in other assets	(13,400)
Decrease in receivable from Arden Sage Multi-Strategy Fund, L.L.C.	1,156
Increase in deferred income tax payable	93,707
Decrease in professional fees payable	(46,729)
Decrease in advisory fee payable	(377,667)
Decrease in administration fee payable	(49,769)
Increase in line of credit fee payable	10,274
Decrease in other accrued expenses	(62)

Net cash provided by operating activities	109,942,646

Cash Flows from Financing Activities
Proceeds from sales of Units	11,482,000
Redemptions of Units	(110,590,000)
Line of credit borrowings	18,850,000
Line of credit repayments	(26,050,000)

Net cash used in financing activities	(106,308,000)

Net increase in cash and cash equivalents	3,634,646
Cash and cash equivalents, beginning of year	1,192,861

Cash and cash equivalents, end of year	$4,827,507

Supplemental schedule of non-cash financing activities:
Redemptions of Units	$39,600,000

Supplemental schedule of non-cash activities:
Interest Paid on Line of Credit Borrowings	$35,109

Units issued in reinvestments of distributions	$5,610,121

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Consolidated Financial Highlights

	For the year ended March 31, 2013	For the year ended March 31, 2012	For the year ended March 31, 2011 (7)	For the year ended March 31, 2010 (7)		For the period January 1, 2009 (commencement of operations) through March 31, 2009 (7)
Per Unit Operating Performance
Beginning net asset value	$1,174.72	$1,214.51

Income/(loss) from operations*:
Net investment loss	(11.42)	(14.41)
Net realized and unrealized appreciation/ (depreciation) from Portfolio Funds	50.35	(25.38)

Net change in net assets resulting from operations	38.93	(39.79)

Less distributions:
Net investment income	(26.79)	—
Net realized long-term capital gains	(5.38)	—

Ending net asset value	$1,181.48	$1,174.72

Total Return(6)	3.31%	-3.28%	4.43%	14.17%		1.86	%(1)
Net assets, end of period (000’s)	$152,404	$272,634	$115,501	$90,430		$84,400
Ratios to Average Net Assets
Expenses(2)	0.97%	1.24%	1.37%	1.42	%(5)	1.77	%(3)
Net investment loss	-0.97%	-1.24%	-1.37%	-0.74%		-1.77	%(3)
Portfolio turnover rate	13.60%	47.19%	34.13%	32.12%		12.70	%(4)

(1)	Total return is for the period indicated and has not been annualized.
(2)	Expenses of Portfolio Funds are not included in the expense ratio.
(3)	Annualized.
(4)	Not annualized.
(5)	Percentage is after the management fee waiver. Robeco Investment Management, Inc (the “Former Adviser”) voluntarily waived the fee due to it under the Management Agreement from July 1, 2009 – September 11, 2009 (equal to 0.02% of average net assets).
(6)	Total returns reflect reinvestments of all dividends and distributions, if any.
(7)	The Master Fund was organized as a partnership during these periods and was not required to show per share data in the financial statements.

Note: The expense ratios, the net investment loss ratio, and the total return percentages are calculated for the Members taken as a whole. The computation of such ratios and return based on the amount of expenses charged to any specific Member may vary from the overall ratios presented in the financial statements as a result of the timing of capital transactions.

The accompanying notes are an integral part of the financial statements.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements

March 31, 2013

1. Principles of Consolidation

The accompanying consolidated financial statements include the accounts of Arden Sage Multi-Strategy Master Fund, L.L.C. (the “Master Fund”) and its wholly-owned affiliate, Arden Sage Multi-Strategy 1099 Blocker Fund, L.L.C. (the “Blocker Fund”). The Blocker Fund was initiated to facilitate investments by the Master Fund in a manner consistent with “regulated investment company” qualification requirements. All the significant intercompany balances and transactions have been eliminated in consolidation.

2. Organization

The Master Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end, management investment company. The fund is a master fund in a master/feeder structure into which its investors, Arden Sage Multi-Strategy Fund, L.L.C., Arden Sage Multi-Strategy Institutional Fund, L.L.C., Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C., and Arden Sage Triton Fund, L.L.C. (the “Feeder Funds” or “Members”), invest substantially all of their assets. Arden Asset Management LLC (the “Adviser”) serves as the investment adviser of the Master Fund and other related funds.

The Master Fund’s investment objective is to achieve long-term capital appreciation while attempting to reduce risk and volatility. The Master Fund accomplishes its investment objective by investing its assets primarily in private investment funds, joint ventures, investment companies, and other similar investment vehicles (“Portfolio Funds”) that are managed by a select group of portfolio managers (“Portfolio Managers”) that invest in a variety of financial markets and utilize a broad range of alternative investment strategies. At March 31, 2013, Arden Sage Multi-Strategy Fund, L.L.C., Arden Sage Multi-Strategy Institutional Fund, L.L.C., Arden Sage Multi-Strategy TEI Institutional Fund, L.L.C., and Arden Sage Triton Fund, L.L.C. hold 58.73%, 7.64%, 16.23%, and 17.40% of ownership interests, respectively, in the Master Fund.

Investors who purchase Units and who are admitted to the Master Fund by its Board of Managers (the “Board”) will become members of the Master Fund.

For accounting purposes, the Master Fund’s fiscal year is the 12-month period ending on March 31. The 12-month period ending October 31, 2012 is the taxable year of the Master Fund.

The Master Fund received its initial investment and commenced operations on January 1, 2009.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, as detailed in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”), may require the Master Fund to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

B. Portfolio Valuation and Investment Transactions

The net asset value of the Master Fund is determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. Investments in Portfolio Funds are presented at fair value, as determined by the Adviser, under the general supervision of the Board.

Such fair value generally represents the Master Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Fund. The Adviser considers information provided by the Portfolio Fund regarding the methods they use to value underlying investments of the Portfolio Fund in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts the Master Fund or Portfolio Funds could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

The Master Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Master Fund values its assets. The Adviser, or, in certain cases, the Board, will consider such information, and may conclude in certain circumstances that the information provided by a Portfolio Manager does not represent the fair value of the Master Fund’s interests in a Portfolio Fund. Although redemptions of interests in Portfolio Funds are subject to advance notice requirements, Portfolio Funds typically will make available net asset value information to their investors which will represent the price at which, even in the absence of redemption activity, the Portfolio Fund would have effected a redemption if a redemption request had been timely made or if, in accordance with the terms of the Portfolio Fund’s governing documents, it would be necessary to effect a mandatory redemption. In accordance with procedures adopted by the Board, in the absence of specific transaction activity in interests in a particular Portfolio Fund, the Master Fund could consider whether it is appropriate, in light of all relevant circumstances, to value such a position at the Portfolio Fund’s net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. Any such decision must be made in good faith, and subject to the review and supervision of the Board.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (continued)

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investment transactions are recorded on the effective date of the subscription in or the redemption from the Portfolio Fund or sale to an outside buyer. Interest income is recorded on an accrual basis of interest earned on cash balances. Consistent with the Fund’s active focus on reducing its illiquid positions, the Fund entered into an agreement to sell all of its illiquid positions (i.e. side pocket holdings). The disposition price was at a discount to the holdings’ aggregate carrying value, which discount is reflected in the Funds’ NAV for the period ended March 31, 2013.

The Master Fund utilizes the authoritative guidance on fair value measurements and disclosure under accounting principles generally accepted in the United States of America, which established an authoritative definition of fair value, established a framework for measuring fair value, and requires certain disclosures about fair value measurements. The standard established a three-level hierarchy for fair value measurement based on the transparency and independence of inputs used in the valuation of an asset or liability as of the measurement date. Accordingly, the Master Fund estimates the fair value of an investment in a Portfolio Fund using the net asset value of the investment without further adjustment unless the Adviser determines that the net asset value is deemed to be not reflective of fair value.

The fair value hierarchy categorizes asset and liability positions into one of three levels, as summarized below, based on the inputs and assumptions used in deriving fair value.

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Master Fund has the ability to access at the measurement date;

•

Level 2 – Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability. Investments in Portfolio Funds that are redeemable at net asset value without penalties within 90 days of period-end are considered Level 2 assets and represent the net asset values as reported by the Portfolio Funds; and

•

Level 3 – Significant unobservable prices or inputs (including the Master Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date. Investments in Portfolio Funds that are not redeemable at net asset value within 90 days of period-end, or are subject to a redemption penalty extending past June 30, 2013, are considered Level 3 assets and represent the net asset values as reported by the Portfolio Funds.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (continued)

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments are classified within Level 3 for those whose fair value measurement considers several inputs and may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following table summarizes the valuation of the Master Fund’s investments fair value hierarchy levels as of March 31, 2013:

Investments by investment strategy:	Level 1	Level 2	Level 3	Total
Equity (Long/Short) - Variable Exposure	$—	$27,758,042	$4,888,981	$32,647,023
Multi - Event Driven	—	6,873,306	12,548,449	19,421,755
Equity (Market Neutral) - Fundamental/Trading	—	—	15,475,301	15,475,301
Equity (Market Neutral) - Quantitative	—	6,587,100	6,799,650	13,386,750
Credit - Event	—	—	12,186,569	12,186,569
Equity - Event	—	—	12,173,275	12,173,275
Equity (Long/Short) - Sector/Region	—	7,160,701	3,318,620	10,479,321
Stressed / Distressed Credit	—	—	6,686,890	6,686,890
Convertible Arbitrage	—	—	1,939,700	1,939,700

Total investments by investment strategy	$—	$48,379,149	$76,017,435	$124,396,584

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments by investment strategy:	Balance as of 3/31/12	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 3/31/13
Equity (Long/Short) - Variable Exposure	$5,751,131	$157,302	$267,462	$—	$(1,286,914)	$—	$—	$4,888,981
Multi - Event Driven	25,957,165	1,022,069	(157,859)	—	(14,272,926)	—	—	12,548,449
Equity (Market Neutral) - Fundamental/Trading	17,925,226	351,485	1,356,284	—	(4,157,694)	—	—	15,475,301
Equity (Market Neutral) - Quantitative	—	—	299,650	6,500,000	—	—	—	6,799,650
Credit - Event	11,919,678	(169,151)	1,443,247	—	(1,007,205)	—	—	12,186,569
Equity - Event	24,767,703	(1,504,656)	652,374	—	(11,742,146)	—	—	12,173,275
Equity (Long/Short) - Sector/Region	9,870,439	(172,618)	(168,299)	—	(6,210,902)	—	—	3,318,620
Stressed / Distressed Credit	7,300,874	(2,351,747)	116,922	—	(5,066,049)	6,686,890	—	6,686,890
Convertible Arbitrage	8,837,728	56,820	(97,726)	—	(6,857,122)	—	—	1,939,700
Fixed Income Relative Value	10,180,399	401,180	(167,190)	—	(10,414,389)	—	—	—
Discretionary Global	4,047,760	274,615	(193,813)	—	(4,128,562)	—	—	—
Multi - Relative Value	661,083	(432,092)	(112,175)	—	(116,816)	—	—	—
Tactical / Other	51,532	43,186	(5,715)	—	(89,003)	—	—	—

Total	$127,270,718	$(2,323,607)	$3,233,162	$6,500,000	$(65,349,728)	$6,686,890	$—	$76,017,435

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (continued)

B. Portfolio Valuation and Investment Transactions (concluded)

Investments by investment strategy:	The amount of gains/(losses) included in gain/(loss) attributable to the change in unrealized gains/(losses) relating to assets still held at 3/31/2013
Equity (Long/Short) - Variable Exposure	$267,462
Multi - Event Driven	(182,810)
Equity (Market Neutral) - Fundamental/Trading	1,360,362
Equity (Market Neutral) - Quantitative	299,650
Credit - Event	1,666,410
Equity - Event	646,573
Equity (Long/Short) - Sector/Region	(168,299)
Stressed / Distressed Credit	780,657
Convertible Arbitrage	(97,725)

Total	$4,572,280

The Master Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. As included in the table above, there was a transfer of $6,686,890 into Level 3 from Level 2 during the year ended March 31, 2013, due to a change in liquidity of the underlying Portfolio Funds between the measurement dates. The Master Fund did not have any transfers between Level 1 and Level 2 during the year ended March 31, 2013.

The Master Fund has established valuation processes and procedures to ensure that the valuations for investments are fair. The Adviser is responsible for overseeing the Master Fund’s valuation process. The Adviser’s valuation committee (“Valuation Committee”) will take steps to ascertain the fair valuation of the underlying funds and in certain instances adjust the value provided by an underlying manager to reflect a premium or discount. The determinations of any adjustment by the Valuation Committee shall be provided to the Master Fund’s Board of Directors (the “Board”) for its consideration and approval. A written record will be maintained with respect to each override and such record will include a description of the circumstances that contributed to the Valuation Committee determination that an override was necessary or warranted and the basis of the Adviser’s and the Board’s valuation.

C. Income Taxes

The Master Fund operated as a partnership from inception through November 30, 2010. Effective December 1, 2010, the Master Fund has elected to be treated as a corporation for Federal tax purposes and operates in a manner to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”)(the “Tax Transition”). As a RIC under Subchapter M of the Code, each year that the Master Fund qualifies as a RIC and distributes to its Members generally at least 98.2% of its “investment company taxable income” (as defined in the Code), it will pay no U.S. federal income tax on the earnings or capital gains it distributes. If this minimum distribution regulation is not met, the Master Fund would be subject to a 4% excise tax. This avoids a “double tax” on that income and net capital gains since holders of Units normally would be taxed on the

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (continued)

C. Income Taxes (continued)

dividends and net capital gains they receive from the Master Fund (unless their Units are held in a retirement account that permits tax deferral or the holder is otherwise exempt from tax). Tax-exempt U.S. investors generally would not incur unrelated business taxable income with respect to an investment in the Master Fund if they do not borrow to make the investment. While the Master Fund intends to distribute substantially all of its taxable net investment income and capital gains, in the manner necessary to avoid imposition of the excise tax as described above, it is possible that some excise tax will be incurred. In such event, the Master Fund will be liable for the tax only on the amount for which it does not meet the foregoing distribution requirements.

The Master Fund’s tax year end is October 31, 2012. For the prior tax year ended October 31, 2011 and the preceding tax year ended November 30, 2010, which remain subject to examination by the tax authority, the Master Fund did not have a liability for any unrecognized tax benefits. The Master Fund has analyzed tax positions taken or expected to be taken in the course of preparing the Master Fund’s tax return for all open tax years and has concluded, as of March 31, 2013, no provision for income tax would be required in the Master Fund’s financial statements. The Master Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. The Master Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year ended March 31, 2013, the Master Fund did not incur any interest or penalties.

As part of the process of preparing its consolidated financial statements, the Blocker Fund is required to account for its estimate of income taxes for Federal and State purposes through the establishment of a deferred tax asset or liability. The deferred income tax payable included in the Master Fund’s Statement of Assets and Liabilities and the tax fee included in the Master Fund’s Statement of Operations relate to tax liability at the Blocker Fund Level. Deferred income taxes payable of $224,858 result from temporary differences in reporting transactions for financial and tax purposes. Such differences relate primarily to unrealized appreciation on investments in Portfolio Funds, in the amount of $384,804. Deferred income tax expense for the year ended March 31, 2013 was $205,025.

ASC 740, Income Taxes (“ASC 740”) provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Based on its analysis, management has determined that these provisions of ASC 740 did not have a material impact to the Master Fund’s financial statements. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analyses of and changes to tax laws, regulations and interpretations thereof.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (continued)

C. Income Taxes (concluded)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), the Company is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to taxable years beginning prior to the effective date of the Act may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short term or long-term capital losses rather than being considered all short term as under previous law. As of March 31, 2013, the Master Fund has no loss carryforward.

D. Distribution Policy

Because the Master Fund’s tax treatment requires the Master Fund to make certain annual distributions to Members, the Master Fund has established a program for the automatic reinvestment of these distributions in the Master Fund. Under the program, when a Member’s distribution is reinvested, additional Units will be issued to that Member in an amount equal in value to the distribution.

The amount of any dividends the Master Fund pays may vary over time, depending on market conditions, the composition of the Master Fund’s investment portfolio, the expenses borne by the Units, any distributions made to the Master Fund by the underlying Portfolio Funds, and applicable distribution requirements imposed on the Master Fund by Subchapter M under the Code. Nonetheless, the Master Fund cannot guarantee that it will pay any dividends or other distributions. During the year ended March 31, 2013, the Fund declared dividends of $4,671,385 and long-term capital gains distributions of $938,736.

As of December 31, 2012 the components of distributable earnings, on a tax basis, not disclosed elsewhere were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation
$ —	$—	$29,378,997

E. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distribution will be classified as investment income.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

3. Significant Accounting Policies (concluded)

F. Cash and Cash Equivalents

The Master Fund treats all highly liquid financial instruments that mature within three months as cash equivalents.

4. Related Party Transactions and Other

Related Parties

The Adviser, a Delaware limited liability company, registered as an investment adviser under the Investment Advisers Act of 1940, as amended, serves as the investment adviser of the Master Fund pursuant to an investment advisory agreement between the Master Fund and Adviser (the “Advisory Agreement”).

The Adviser is responsible for developing, implementing and supervising the Master Fund’s investment program and providing day-to-day management services to the Master Fund. The Board has overall responsibility for the management and supervision of the operations of the Master Fund. Employees of the Adviser serve as officers and as members of the Board of the Master Fund.

In consideration of these investment advisory services and pursuant to the Advisory Agreement between the Master Fund and the Adviser, the Master Fund has agreed to pay the Adviser a quarterly fee at an annualized rate of 0.75% of the average net assets of the Master Fund during each calendar quarter (the “Master Fund Management Fee”). The Master Fund Management Fee is payable in arrears within five business days after the end of each quarter. For the period from October 1, 2012 through March 31, 2013, the Master Fund paid the Adviser a quarterly fee at an annualized rate of 0.30% of the average net assets of the Master Fund. The Adviser also provides office space, telephone and utilities; and administrative and secretarial, clerical and other personnel as necessary to provide the services required to be furnished under the Advisory Agreement. The accompanying Statement of Assets and Liabilities includes an advisory fee payable for the Adviser of $142,899.

Each member of the Board, who is not an “interested person” of the Master Fund, as defined by the 1940 Act, receives an annual fee of $18,000. Any Board member who is an “interested person” does not receive any annual or other fee from the Master Fund. All Board members are reimbursed by the Master Fund for reasonable out-of-pocket expenses.

On October 20, 2010, the Blocker Fund was organized as a Delaware limited liability company. The Master Fund is the sole member and managing member of the Blocker Fund, which was formed to hold certain of the Master Fund’s investments.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

4. Related Party Transactions and Other (concluded)

Other

SEI Investments Global Fund Services (the “Administrator”) provides various administrative services to the Master Fund, including fund accounting, investor accounting and taxation services, maintaining the register of the Master Fund and subject to approval by the Master Fund, generally reviewing and performing all actions related to the issuance and transfer of Units; performing all acts related to the repurchase of Units; and performing all other clerical services necessary in connection with the administration of the Master Fund, pursuant to an administration agreement (the “Administration Agreement”). In consideration of such services, the Master Fund pays the Administrator a monthly fee (“Asset Based Fee”) based on the aggregate month-end net assets of the Master Fund and the other funds in the “Fund Complex” (as defined in the Administration Agreement) at an annual rate of up to 0.08%, subject to certain fee minimums for each fund, and reimburses the Administrator for certain out-of-pocket expenses. The Master Fund will be charged the greater of the Asset Based Fee or the annual minimum fee of $75,000. Upon expiration of a two year term, the Administration Agreement may be terminated at any time by either party generally upon not less the 90 days’ written notice.

SEI Private Trust Company acts as custodian (the “Custodian”) for the Master Fund’s assets. In consideration for such services, the Master Fund pays the Custodian a monthly fee, based on month-end net assets, at an annual rate of up to 0.01%.

5. Fund Expenses

The Master Fund bears all of its own expenses other than those borne by the Adviser, pursuant to the Advisory Agreement, including, but not limited to: all investment related expenses (e.g., fees paid directly or indirectly to Portfolio Managers, all costs and expenses directly related to portfolio transactions and positions for the Master Fund’s account, all costs and expenses associated with the establishment of any portfolio accounts); any non-investment related interest expense; organizational and offering expenses; fees and disbursements of any attorneys and accountants engaged by the Master Fund; audit and tax preparation fees and expenses of the Master Fund; all costs and expenses associated with background checks on Portfolio Managers; all costs and expenses associated with retaining independent third parties to provide risk management services to the Master Fund; custody and escrow fees and expenses; the costs of an errors and omissions/directors and officers liability insurance policy and a fidelity bond; the Master Fund Management Fee; fees and travel-related and other expenses of members of the Board who are not employees of the Adviser or any affiliated person of the Adviser; all costs and charges for equipment or services used in communicating information regarding the Master Fund’s transactions among the Adviser and any custodian or other agent engaged by the Master Fund; any extraordinary expenses; and such other expenses as may be approved from time to time by the Board.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

5. Fund Expenses (concluded)

The Master Fund also indirectly bears fees and expenses of the Portfolio Funds. Each Portfolio Manager generally receives a management fee and a performance fee or allocation with respect to the assets of Portfolio Funds that it manages. The amount of these fees and allocations varies among Portfolio Managers, but the management fees are generally expected to be between 1.0% - 2.0%, on an annual basis, of the total assets managed by a Portfolio Manager, and the performance fees or allocations are generally expected to be between 15% - 25% of the net capital appreciation (if any) in the assets managed by a Portfolio Manager. If the Master Fund retains a Portfolio Manager to manage a Portfolio Account, a management fee and performance allocation would generally be payable to the Portfolio Manager. In such cases, the fees may differ from, and could be higher than, those described above. Any such Portfolio Account related advisory arrangements will be subject to the approval of the Board and Members.

Amounts shown as expenses in the statement of operations and financial highlights include only those expenses charged directly to the Master Fund and do not reflect management fees, advisory fees, brokerage commissions, and other fees and expenses incurred by the funds in which the Master Fund invested. These amounts are included in realized and unrealized gain (loss) on investments in funds in the statement of operations.

6. Members’ Capital

Unit transactions for the year ended March 31, 2013 were as follows:

Units outstanding at beginning of year	232,084
Units issued	9,860
Units issued in reinvestment of distributions	4,715
Units redeemed	(117,665)

Units outstanding at end of year	128,994

The number of authorized Units of the Fund is unlimited, with no par value.

7. Borrowings

The Master Fund is authorized to borrow money for investment purposes, to meet repurchase requests and for cash management purposes. Borrowings by the Master Fund, including any borrowings on behalf of portfolio accounts, are subject to a 300% asset coverage requirement under the 1940 Act.

The Master Fund has established a line of credit agreement with Societe Generale as the agent, for the lender, as of February 3, 2009, which is collateralized by a security interest in the Master Fund’s custody account. The line of credit is used primarily for bridge financing purposes, but may be accessed by the Master Fund to purchase Portfolio Funds, to meet repurchase requests, and for cash management purposes. In accordance with an amendment to the line of credit agreement made on October 7, 2011, each borrowing shall bear interest on the outstanding principal amount at a rate per annum equal to the applicable LIBOR Rate plus 1.90%. The line of credit limit is $15,000,000. The Master Fund also pays a facility fee, based on the size of the line of credit, of 0.85% per annum. At March 31, 2013, the Master Fund had no borrowings outstanding.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

7. Borrowings (concluded)

During the year ended March 31, 2013, the Master Fund had borrowings under the line of credit agreement as follows:

Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings Were Outstanding
$ 3,747,059	$9,500,000	2.33%	173

*	For the days borrowings were outstanding.

8. Net Asset Valuation

The Master Fund sells Units at their offering price, which is equal to the “net asset value” per Unit. The net asset value of the Master Fund will be computed as of the close of business on the following days: (i) the last day of each fiscal year, (ii) the last day of a taxable year (if it differs from the fiscal year), (iii) the day preceding the date as of which any Units are purchased, or (iv) any day as of which the Master Fund repurchases any Units. The Master Fund’s net asset value is the value of the Master Fund’s assets less its liabilities, and its net asset value per Unit equals that net asset value divided by the number of then issued and outstanding Units.

9. Indemnifications

In the normal course of business, the Master Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Master Fund that have not yet occurred. However, based on experience, the Master Fund expects the risk of loss to be remote.

10. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Portfolio Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, and equity swaps. The Master Fund’s risk of loss in these Portfolio Funds is limited to the value of the Master Fund’s investment.

11. Concentration of Risk

The Master Fund invests primarily in Portfolio Funds that are not registered under the 1940 Act which invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Portfolio Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Funds’ net asset value.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

11. Concentration of Risk (concluded)

The Master Fund may invest in a limited number of Portfolio Funds. Such concentration may result in additional risks, such as:

A. Illiquid Investments

The Master Fund’s interests in unregistered Portfolio Funds are themselves illiquid and subject to substantial restrictions on transfer. The Master Fund may liquidate an interest and withdraw from an unregistered Portfolio Fund pursuant to limited withdrawal rights. The illiquidity of these interests may adversely affect the Master Fund if it is unable to withdraw its investment in a Portfolio Fund promptly after it determines to do so.

B. Liquidity

The Portfolio Funds generally provide for periodic redemptions, with some Portfolio Funds having lock-up provisions ranging from 3 months to 2 years from initial or subsequent investments. Certain Portfolio Funds provide for early redemptions, subject to approval, and may charge redemption penalties of 3.0% to 6.0% of net assets. Additionally, certain Portfolio Funds may amend their liquidity provisions and impose additional lock-up restrictions or otherwise restrict the ability of investors to redeem their interests in the fund. The liquidity provisions shown on the Schedule of Investments apply after the lock-up provisions.

C. Credit Risk

The Master Fund will be exposed to credit risk of Portfolio Funds with whom they trade and will always bear the risk of settlement default.

D. Side Pockets

The Master Fund may participate in side pocket investments, either at the Master Fund’s discretion or that of the Portfolio Manager who manages the Portfolio Fund in which the Master Fund invests. A side pocket investment is generally less liquid than others in a Portfolio Fund and will be subject to different terms and conditions, including more significant restrictions on redemptions. The fair value of side pockets is determined in good faith by the Portfolio Managers of their respective Portfolio Funds.

12. Investment Transactions

For the year ended March 31, 2013, the Master Fund had purchases of investments of $29,074,837 and sales of investments of $180,981,588.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

13. Investments

As of March 31, 2013, the Master Fund had investments in twenty-one Portfolio Funds, none of which were related parties.

The Master Fund will limit its investment position in any one Portfolio Fund to less than 5% of the Portfolio Fund’s outstanding voting securities, absent an order of the Securities and Exchange Commission (the “SEC”) (or assurances from the SEC staff) under which the Master Fund’s contribution and withdrawal of capital from a Portfolio Fund in which it holds 5% or more of the outstanding interests will not be subject to various 1940 Act prohibitions on affiliated transactions. The Master Fund also is not required to adhere to this 5% investment limitation to the extent that it relies on certain SEC rules that provide exemptions from 1940 Act prohibitions on affiliated transactions. However, to facilitate investments in smaller Portfolio Funds deemed attractive by the Adviser, the Master Fund may purchase non-voting securities of, or waive its right to vote its interests in, Portfolio Funds. Although the Master Fund may hold non-voting interests, the 1940 Act and the rules and regulations thereunder may nevertheless require the Master Fund to limit its position in any one Portfolio Fund, if investments in a Portfolio Fund by the Master Fund will equal or exceed 25% of the Portfolio Fund’s assets or such lower percentage limit as may be determined by the Master Fund in consultation with its counsel. These restrictions could change from time to time as applicable laws, rules or interpretations thereof are modified.

Portfolio Funds’ Investment Strategies and Liquidity:

Equity (Long/Short)-Variable Exposure

This strategy employs rigorous fundamental and qualitative analysis with a broad investment scope. The investment process generally includes evaluating company management, determining each company’s competitive position, and analyzing financial statements, valuation metrics, and earnings growth prospects. Investment theses are sourced on a bottom-up company specific basis and expressed in long and/or short positions primarily in equities and equity derivatives. This strategy is constrained with regards to net exposure, and may vary in terms of leverage usage, position concentration limits, and holding periods. In Variable Exposure funds, managers can increase their net and gross exposure in an opportunistic and variable manner. These managers can have exposure levels range anywhere from a net short position to a net long position. These managers do not have a structural net exposure tendency. The Portfolio Funds in this category have redemption notice periods ranging from 45 to 60 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 15% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Certain Portfolio Funds may permit redemptions during the lock-up period upon the payment of redemption penalties of 3% of net assets. Investments representing approximately 12% of the value of the investments in this category are subject to these penalties. The remaining restriction period for these investments ranges from five to eight months at March 31, 2013.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

13. Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Multi-Event Driven

The investment funds in the multi-strategy (event-driven) strategy invest in several event driven strategies including credit event, equity event, risk arbitrage and stressed / distressed credit. Portfolio Funds representing 2% of the value of the investments in this category are held in a side pocket or in the process of an orderly wind-down. The final distribution dates cannot be determined. The other Portfolio Funds have redemption notice periods of 60 to 90 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 26% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Portfolio Funds representing 4% of the value of the investments in this category allow the Master Fund to redeem 33% of its balance on an annual basis. Investments representing approximately 19% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments is nine to twelve months at March 31, 2013.

Equity (Market Neutral)-Fundamental/Trading

This strategy utilizes primarily discretionary, qualitative processes to select securities and construct equity portfolios that are managed with low net exposure within a narrow band (typically +/-20%). This strategy incorporates both high-turnover active trading styles, as well as longer-horizon fundamentally oriented investment approaches. While primarily driven by fundamental bottom-up stock selection, tactical considerations are also given to current and projected market dynamics. The strategy is typically employed with low beta exposure, but may not be explicitly neutral to factors such as market- capitalization, sector exposure, and growth/value biases. Portfolio Funds in this category have redemption notice periods ranging from 45 to 90 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 35% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis. Portfolio Funds representing 65% of the value of the investments in this category allow the Master Fund to redeem 16% of its balance on a monthly basis.

Equity (Market Neutral)-Quantitative

This strategy utilizes quantitative processes to screen and select securities and to construct portfolios. The strategy incorporates longer term (encompassing weeks to several months) fundamentally-driven strategies and short term (intra-day to a few weeks) technically-driven statistical arbitrage strategies. Longer term strategies typically focus on fundamental signals such as earnings, accruals, valuation, analyst upgrades/downgrades, return on asset/return on equity/return on investment capital, etc. and technical signals including long term momentum, institutional fund flows, insider selling, and market sentiment. The short term technically driven strategies utilize statistical models to identify mean reversion and short term momentum opportunities based on technical data including price, volume, volatility, and news. In addition to possessing a high level of quantitative and technological sophistication, the most

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

13. Investments (continued)

Portfolio Funds’ Investment Strategies and Liquidity (continued):

Equity (Market Neutral)-Quantitative (concluded)

successful managers in this space dedicate significant resources to on-going research and development efforts in order to continually enhance and refine their ability to identify new alpha and risk factors, and the efficacy of their portfolio optimization and trade execution processes. The Portfolio Funds in this category have redemption notice periods of up to 120 days. Investments representing approximately 51% of the value of the investments in this category cannot be redeemed because the investments include restrictions that do not allow for redemption in the first twelve months after acquisition. The remaining restriction period for these investments is six months at March 31, 2013.

Credit-Event

This strategy involves investing in catalyst-driven opportunities created by significant transactional events, such as spin-offs, mergers and acquisitions, industry consolidations, liquidations, reorganizations, bankruptcies, recapitalizations and share buybacks and other extraordinary corporate restructurings. Trades are primarily expressed in the debt securities of companies, but may include all parts of the capital structure including equity. This strategy also incorporates loan origination investments, which typically focus on providing asset-based loans, real estate related investments, bridge financing, and mezzanine financing. These transactions may include long dated warrants to increase the lender’s total return. The Portfolio Funds in this category have redemption notice periods of 60 days after the two year anniversary. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. The remaining restriction period for these investments ranges from three to twenty one months at March 31, 2013.

Equity-Event

This strategy focuses on catalyst-driven investment opportunities which may arise from a wide range of company-specific or industry-related events, legislative/regulatory changes, industry consolidations or other events. Company-specific restructuring activities typically include buying or selling assets, entering into a new business or strategic initiative, leaving or discontinuing an existing business (including spin-offs and split-offs), or undergoing a change or reorganization of the capital structure, balance sheet or finances of the company. In certain cases, the catalyst or motivation for corporate change may be instigated by external forces, such as activist investors. This strategy also incorporates special situation investments, which generally involve deep fundamental analysis to identify mispriced securities and may also include “value with a catalyst” type trades, top-down or thematic-oriented trades, and investments that may be more opportunistic in nature or longer in duration. As these investments are typically more idiosyncratic in nature, it may be more difficult to implement an effective position level hedge, in which case market hedges may be used. The Portfolio Funds have redemption notice periods of 90 to 92 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds representing 42% of the value of the investments in this category allow the Master Fund to redeem 25% of its balance on a quarterly basis.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (continued)

13. Investments (concluded)

Portfolio Funds’ Investment Strategies and Liquidity (concluded):

Equity (Long/Short)-Sector/Region

This strategy employs rigorous fundamental and qualitative research with a narrow investment scope, typically focused on specific sectors or regions. The investment process generally includes evaluating company management, determining each company’s competitive position, and analyzing financial statements, valuation metrics, and earnings growth prospects. Investment theses are sourced on a bottom-up company specific basis and expressed in long and/or short positions primarily in equities and equity derivatives. The strategies are unconstrained with regards to net exposure, and may vary in their leverage employed, position concentration limits, and holding periods. Portfolio Managers in this category seek to focus on a niche area where they have deep levels of expertise and can leverage a strong network of contacts to provide them with an informational edge. The Portfolio Funds in this category have redemption notice periods ranging from 45 to 60 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year.

Stressed / Distressed Credit

This strategy involves investing in securities of companies under financial stress or involved in formal bankruptcy proceedings. While the strategy is predominantly oriented towards debt instruments, investments may be made across a company’s capital structure (including bank loans, bonds, subordinated debt and equity). Derivatives such as CDS and listed options may be used both for hedging purposes and to express risk. With stressed situations, value is typically unlocked via an event such as the sale of assets or a refinancing. Participation in restructuring and bankruptcy proceedings requires a more process-driven investment approach incorporating both financial and legal expertise. Once the “fulcrum security” (the debt instrument most likely to convert to equity in a restructuring) is correctly identified Portfolio Managers can extract value from the legal process including participation on creditor committees and in court proceedings. Portfolio Funds in this category have redemption notice periods of 60 days. Certain Portfolio Fund lots do not allow for the Master Fund to redeem all or part of such lots as of March 31st of a given year, but do provide liquidity as of other dates during the year. Portfolio Funds in this category allow the Master Fund to redeem its balance on a semi-annual basis.

Convertible Arbitrage

This strategy typically involves seeking to take advantage of the convex price relationship between a convertible bond and the underlying equity by buying the convertible security and simultaneously trading a short position in the underlying equity according to the changing price relationship. Other elements of the strategy include carry trades, capital structure arbitrage, private transactions, short convertible positions, and special situations arising from unique convertible features such as call premium, change of control puts and mandatory convert structures. The Portfolio Fund in this category allows the Master Fund to redeem its balance on a quarterly basis with a redemption notice period of 65 days. The Portfolio Fund in this category allows the Master Fund to redeem 25% of its balance on a quarterly basis.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Notes to the Consolidated Financial Statements (concluded)

14. Recent Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board issued a further update to the guidance “Balance Sheet – Disclosures about Offsetting Assets and Liabilities”. The amendments to this standard require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The amended guidance is effective for interim and annual reporting periods beginning after January 1, 2013. The adoption of this update did not materially affect the Master Fund’s financial condition or results of operation.

15. Subsequent Events

Subsequent to the year ended March 31, 2013 through May 29, 2013, the Master Fund received $3,690,000 of subscriptions.

On May 24, 2013, the Master Fund offered to purchase up to $34,100,000 of Units tendered by Members of the Master Fund at a price equal to the net asset value as of June 30, 2013. As of the date of these financial statements, no tender requests have been received.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Managers and Officers of the Master Fund (unaudited)

as of March 31, 2013

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS

DISINTERESTED MANAGERS

Charles S. Crow, III, 63 Manager	Indefinite/Since September 2008	Mr. Crow has been a partner of the law firm of Crow & Associates since 1981.	5	Member of the Board of Directors of 1st Constitution Bank; Member of the Board of Trustees of Centurion Ministries, Inc.

Richard B. Gross, 65 Manager	Indefinite/Since September 2008	Mr. Gross is a lawyer and former senior banking executive. From 1998 through 2001, he served as Managing Director and General Counsel of U.S. Trust, a 150-year old banking firm specializing in investment management and fiduciary services.	5	Member of the Board of Trustees of Randall’s Island Park Alliance, Inc., a not-for-profit organization working in partnership with the City of New York/ Parks & Recreation.

David C. Reed, 62 Manager	Indefinite/Since September 2008	Mr. Reed is the Chief Executive Officer, principal owner and co-founder of Mapleton Nurseries (1998-present). He is also the Managing Director of Reed & Company (1995-present).	5	Member of the Board of Directors of 1st Constitution Bank.

INTERESTED MANAGER[1]

Craig Krawiec, 38 Manager, President and Chief Executive Officer	Indefinite/ From October 2011	Mr. Krawiec is the Chief Operating Officer and a Managing Director of the Adviser[2] (2004-present).	5	N/A

OFFICERS WHO ARE NOT MANAGERS

Andrew Katz, 35 Chief Financial Officer	Indefinite/ From October 2011	Mr. Katz is Chief Financial Officer and a Managing Director of the Adviser[3] (2003-present).	N/A	N/A

[1]	Manager who is an “interested person” (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.
[2]	Prior to January 1, 2010, Mr. Krawiec served as Executive Director in the Research group of the Adviser.
[3]	Prior to January 1, 2013, Mr. Katz served as Executive Director and Controller of the Adviser.

Arden Sage Multi-Strategy Master Fund, L.L.C.

Managers and Officers of the Master Fund (unaudited)

as of March 31, 2013

NAME, AGE, AND POSITION WITH THE FUND	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY MANAGER	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY MANAGERS
Thomas G. Kennedy, 43 Chief Compliance Officer	Indefinite/ From October 2011	Mr. Kennedy is Chief Compliance Officer and a Managing Director of the Adviser (July 2008–present). From 2005 to 2008, Mr. Kennedy was a Compliance Director of various units of Citigroup Private Bank.	N/A	N/A

The Statement of Additional Information contains additional information about the Board of Managers and is available, without charge, upon request, by contacting the Fund toll-free at (866) 773-7145.

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. For the fiscal year ended March 31, 2013, there were no material amendments to a provision of its code of ethics, nor were there any waivers granted from a provision of the code of ethics. A copy of this code of ethics is filed with this form N-CSR under Item 12 (a)(1).

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is David Reed. Mr. Reed is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Anchin, Block & Anchin LLP (“Anchin”) related to Arden Sage Multi-Strategy Master Fund, L.L.C. (formerly known as Robeco-Sage Multi-Strategy Master Fund, L.L.C.) (the “Fund”).

Anchin billed the Fund aggregate fees for services rendered to the Fund for the fiscal years ended March 31, 2013 and 2012 as follows:

		2013			2012
		All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$91,000	N/A	N/A	$115,000	N/A	N/A
(b)	Audit-Related Fees	$0	N/A	N/A	$0	N/A	N/A
(c)	Tax Fees(2)	$58,000	N/A	N/A	$81,700	N/A	N/A
(d)	All Other Fees(3)	$0	N/A	N/A	$0	N/A	N/A

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax fees for the year-ended March 31, 2012 include amounts related to the preparation of the registrant’s tax filings and for testing compliance with the requirements of Subchapter M.
(3)	Non-audit fees include amounts related to services provided in order to provide auditor consents for audits to be included in subsequent filings.

(e)(1)	The registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the registrant and, as required, non-audit services to service affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2)	Percentage of fees billed by Anchin applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2013	2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)	The amount of non-audit fees that were billed by Anchin for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2013, were $0 and $0, respectively.

The amount of non-audit fees that were billed by Anchin for services rendered to (i) the registrant, and (ii) the registrant’s investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2012, were $0 and $0, respectively.

(h)	The registrant’s Audit Committee has considered whether the provision of non-audit services that may be rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

I.	POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. In the event that Arden Asset Management LLC (the “Adviser”) has discretion to vote the proxies of direct securities held in the Private Funds, Registered Funds or other account (hereinafter “Clients”) the Adviser will vote those proxies in the best interests of its Clients and in accordance with these policies and procedures, as described below.

The Adviser has delegated proxy voting authority for certain Registered Fund assets to sub-advisers (“Sub-Advisers”). When AAM LLC engages Sub-Advisers it will evaluate the appropriateness of the sub-adviser’s compliance program, including its proxy voting policies and procedures. In the exceptional and unlikely event that a selected Sub-Adviser has not accepted such delegation or has failed to exercise its delegated responsibility the Adviser will endeavor to vote proxies in accordance with these policies and procedures, as described below in Sections II, III, IV, V, and VI.

Because certain Client portfolios over which the Adviser has investment discretion generally do not hold exchange-traded securities, the Adviser is rarely requested to vote the proxies of traditional operating companies. However, because certain Clients primarily purchase and hold interests in unregistered investment companies (“Underlying Funds”), it is more common for the Adviser to receive requests soliciting votes or consent for amendments or resolutions affecting the governance of Underlying Funds that are not easily classified as proxies in the traditional sense. As such, for the purposes of this Policy, the Adviser will treat a request from an Underlying Fund as a proxy when it involves a request to exercise the Client’s voting authority on, without limitation, proposed amendments to a limited partnership agreement, operating agreement or a memorandum and articles of association, as the case may be, or voting in connection with an annual or special meeting of investors, in each case where the Client’s vote is counted towards the calculation of whether a quorum or threshold set by the Underlying Fund has been achieved. Specific investor rights or elections requested by Underlying Funds which are not dependent on how other investors vote, such as, without limitation, a choice between acceptance of new terms or an early right of redemption, invitations to invest or transfer to new or changed share classes, or tender offers that are individually exercisable by an investor will not be considered proxies, although they will be exercised in best interest of the Client involved.

In addition, the Adviser may waive/renounce a Client’s voting rights attributable to the Client’s interests in Underlying Funds (i) consistent with disclosure contained in that Client’s prospectus; (ii) as required by the Client’s investment policies and restrictions; or (iii) as may be required to facilitate that Client’s or another Client’s adherence to the Investment Company Act of 1940.

II.	PROXY VOTING PROCEDURES

Any requests for votes, consents, or proxies (each hereafter referred to as a “proxy”) received by the Adviser will be sent to the General Counsel (the “Coordinator”). The Coordinator will:

A. Keep a record of each proxy received;

B. Ensure that the proxy is delivered to the person or committee who makes the voting decision for the applicable Client (herein referred to as the “Decision Makers”) to allow enough time for the completed proxy to be returned by the applicable deadline;

C. Determine the applicable Client to which the proxy relates;

D. Absent material conflicts (see Section IV below), the Decision Makers will determine how the Adviser should vote the proxy. The Decision Makers will send a decision on how the Adviser will vote a proxy to the Coordinator, who in turn is responsible for arranging for the proxy to be completed and mailed in a timely and appropriate manner.

III.	VOTING GUIDELINES

In the absence of specific voting guidelines from the Client, the Adviser will vote proxies in a way which in its reasonable belief serves the Client’s best interests.

Generally, the Adviser will vote in favor of routine corporate housekeeping proposals where no corporate governance issues are implicated (e.g., selection of auditors, etc.).

Generally, for other proposals, the Adviser will vote in accordance with the recommendation of management unless such vote would serve to increase fees or decrease liquidity to investors.

With respect to Underlying Funds the Adviser would only oppose management’s recommendation if it would not result in a Client’s interest in the Underlying Fund being redeemed unless it determines that such redemption is in the Client’s best interest. To the extent that an Underlying Fund solicits the Adviser’s vote on a proposal that will only become effective if a specified amount of investors in such Underlying Fund vote in favor of the proposal, the Adviser may decline to vote in favor of the proposal.

IV.	CONFLICTS OF INTEREST

The Coordinator will seek to identify any conflicts that may exist between the interests of the Adviser and its Clients.

If a potential material conflict is identified, the Adviser will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the Client. The Adviser will also determine whether it is appropriate to disclose the conflict to the affected Clients (or the limited partners, members and investors of the Private Funds and the Registered Funds (“Investors”)) and except in the case of Clients that are subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), give the Clients (and/or Investors) the opportunity to vote their proxies themselves. In the case of ERISA Clients, if the Investment Management Agreement reserves to the ERISA Client the authority to vote proxies when the Adviser determines it has a material conflict that affects its best judgment as an ERISA fiduciary, the Adviser will give the ERISA Client the opportunity to vote the proxies themselves. Absent the Client reserving voting rights, the Adviser will vote the proxies solely in accordance with the policies outlined in Section III - Voting Guidelines, above.

V.	DISCLOSURE

The Company will disclose in its Form ADV Part 2A that Clients may obtain a copy of this policy and information about how the Adviser voted Client proxies (and on an accommodation basis, Investors may also request information concerning specifically how proxies were voted on behalf of the vehicle in which they invest) by contacting the General Counsel via e-mail or telephone. If a Client or (on an accommodation basis, an Investor) requests this information, the Coordinator will prepare a written response to the Client (or Investor) that lists, with respect to each voted proxy that the Client or Investor has inquired about: (1) the name of the issuer or Underlying Fund along with the Underlying Fund manager, and (2) the proposal voted upon.

A concise summary of these proxy voting policies and procedures will be included in the Adviser’s Form ADV Part 2A, and will be updated whenever these policies and procedures are updated.

VI.	RECORD KEEPING

The Coordinator will maintain files relating to the Adviser’s proxy voting procedures. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of the Adviser. Records of the following will be included in the files:

A. Copies of these proxy voting policies and procedures, and any amendments thereto.

B. A copy of each proxy statement that the Adviser receives.

C. A record of how the Adviser voted.

D. A copy of any document the Adviser created that was material to making a decision how to vote proxies (including where the Adviser has determined not to vote), or that memorializes that decision.

E. A copy of each written Client or Investor request for information on how the Adviser voted, and a copy of any written response to any (written or oral) Client or Investor request for information on how the Adviser voted their proxies.

F. A copy of each letter evidencing a Client’s waiver or relinquishment of voting rights.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Information Regarding the Individuals Responsible for Portfolio Management

The day-to-day management of the Fund’s and the Master Fund’s portfolio is the responsibility of the Investment Committee, which is comprised of Averell H. Mortimer, Henry P. Davis, Ian McDonald and Shakil Riaz.

Members of the Investment Committee

Averell H. Mortimer. Mr. Mortimer is the Founder and Chief Executive Officer of the Adviser. Mr. Mortimer is also Chairman of the Adviser’s Investment Committee and is responsible for the firm’s overall investment process. With over twenty years experience on Wall Street, Mr. Mortimer has worked in a variety of investment fields, including investment banking, venture capital and investment management. Mr. Mortimer received a B.A. from the University of Colorado in 1980 and an M.B.A. from Columbia University’s School of Business in 1984.

Henry P. Davis. Mr. Davis is a Managing Director at the Adviser and is a member of the Adviser’s Investment Committee. Mr. Davis is responsible for supervising the firm’s research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds. Prior to joining the Adviser, Mr. Davis was an investment advisor to several high net worth families with responsibility for manager selection, oversight and asset allocation decisions. Previously, Mr. Davis was an attorney with Davis Polk & Wardwell, specializing in corporate and asset management work for hedge funds and other investment vehicles. Mr. Davis is a graduate of Yale Law School and Cornell University, where he graduated summa cum laude and was elected to Phi Beta Kappa in 1988.

Ian McDonald. Mr. McDonald is a Managing Director at the Adviser and is a member of the Adviser’s Investment Committee. Mr. McDonald is responsible for supervising the firm’s research activities and is also actively involved in manager selection and portfolio management for each of the Arden funds. Mr. McDonald works out of, and is responsible for managing, the Adviser’s London office. Prior to joining the Adviser, Mr. McDonald worked at Morgan Stanley in the International Prime Brokerage Group’s European Capital Introduction division. In this role, he was responsible for introducing hedge funds to a variety of prospective investors, including fund of funds, private banks, pension funds, endowments and foundations. Before joining Morgan Stanley, Mr. McDonald was an investment consultant in the London office of Cambridge Associates and was responsible for monitoring European hedge fund managers. Prior to that, he was based in Cambridge’s Boston office where he focused on manager selection and due diligence of U.S. hedge funds. Mr. McDonald graduated with an MA (Honors) degree in Economic and Social History from the University of St. Andrews in Scotland.

Shakil Riaz. Mr. Riaz is a Managing Director at the Adviser and is a member of the Adviser’s Investment Committee. Mr. Riaz is actively involved in manager selection and portfolio construction. Mr. Riaz is also responsible for leading the investment process for the Arden PropPartners funds. Previously, he was the Chief Investment Officer of J.P. Morgan PropPartners Management Corp (“JPM PP”). Prior to JPM PP, he was Chief Investment Officer for the Capital Markets Investment Program since 1994, and prior to joining the Investment Bank in New York, Mr. Riaz was General Manager of the predecessor Chemical Bank’s offices in Cairo, Bahrain and Singapore from 1983-1991. He joined Chemical Bank in 1976 in the International Operations Group, transferring to the Middle East territory of the International Division in 1980. Mr. Riaz holds a B.S. in Aerospace and Mechanical Engineering from Princeton University, a graduate diploma from the University of Stockholm and a M.B.A. from the Fuqua School of Business at Duke University.

Other Funds and Accounts Managed

The following tables set forth information about funds and accounts other than the Fund and the Master Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2013.

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Fund’s Portfolio Manager	Number	Total Assets	Number	Total Assets	Number	Total Assets
Averell H. Mortimer	6	$1,074,615,509	31	$1,970,863,877	12	$3,256,955,218
Henry P. Davis	6	$1,074,615,509	31	$1,970,863,877	12	$3,256,955,218
Ian McDonald	6	$1,074,615,509	31	$1,970,863,877	12	$3,256,955,218
Shakil Riaz	6	$1,074,615,509	31	$1,970,863,877	12	$3,256,955,218

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Fund’s Portfolio Manager	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
Averell H. Mortimer	0	$0	17	$1,574,488,191	7	$1,539,055,129
Henry P. Davis	0	$0	17	$1,574,488,191	7	$1,539,055,129
Ian McDonald	0	$0	17	$1,574,488,191	7	$1,539,055,129
Shakil Riaz	0	$0	17	$1,574,488,191	7	$1,539,055,129

Investment decisions of the Adviser are made with oversight by the Investment Committee. The committee holds regular meetings to discuss the investment portfolios, and their exposure in terms of risk, strategy, and geographic region, and to review forthcoming investment decisions.

Compensation Program

Compensation for the portfolio managers is a combination of a fixed salary and a bonus. The bonus paid to a portfolio manager for any year may be tied, in part, to the performance of the Fund or the Master Fund or any other fund managed by the Adviser during such year as compared to the performance of the HFR Fund of Funds Composite Index or another index or indices deemed relevant by the senior management of the Adviser. The amount of salary and bonus paid to the portfolio managers is based on a variety of factors, including the financial performance of the Adviser, execution of managerial responsibilities, client interactions and teamwork support. As part of their compensation, the portfolio managers also have 401k plans that enable them to direct a percentage of their pre-tax salary and bonus without any contribution from the Adviser into a tax-qualified retirement plan and are also eligible to participate in profit-sharing plans with the Adviser.

Potential Material Conflicts of Interest

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Adviser’s portfolio managers may manage other accounts with investment strategies similar to the Fund and the Master Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Adviser’s portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because the Adviser’s portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund or the Master Fund. A conflict may also exist if the Adviser’s portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund or the Master Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Adviser’s portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund or the Master Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser’s portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis. (See “Conflicts of Interest.”)

Fund Ownership

The following table sets forth the dollar range of Units beneficially owned by the portfolio managers as of March 31, 2013.

Portfolio Manager	Dollar Range
Averell H. Mortimer	None
Henry P. Davis	None
Ian McDonald	None
Shakil Riaz	None

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Arden Sage Multi-Strategy Master Fund, L.L.C.

By (Signature and Title)*	/s/ Craig Krawiec
Craig Krawiec
Chief Executive Officer

Date: June 10, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Craig Krawiec
Craig Krawiec
Chief Executive Officer

Date: June 10, 2013

By (Signature and Title)*	/s/ Andrew Katz
Andrew Katz
Chief Financial Officer

Date: June 10, 2013

*	Print the name and title of each signing officer under his or her signature.